UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2016
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road
Carrollton, TX 75007
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 amends the Current Report on Form 8-K of CyrusOne Inc. (the “Company”) filed on October 31, 2016 to report the departure of Gregory R. Andrews
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
In connection with Mr. Andrews’s departure, CyrusOne LLC (the “Subsidiary”) and Mr. Andrews entered into a Confidential Separation Agreement and Release of All Claims dated November 30, 2016 (the “Separation Agreement”).
The Subsidiary and Mr. Andrews are also parties to an Employment Agreement, dated October 19, 2015, and filed with the Securities and Exchange Commission on September 29, 2015 as Exhibit 10.1 to the Company’s Current Report on Form 8-K (the “Employment Agreement”), which provides for certain severance payments and benefits subject to the execution of an irrevocable release of claims. Consistent with the Employment Agreement, the Separation Agreement provides that in consideration for the release set forth in the Separation Agreement, and for the acknowledgment and reaffirmation of his post-employment obligations and the other restrictive covenants, Mr. Andrews will receive a lump sum severance payment equal to his annual salary plus target bonus, vesting of certain stock option and restricted stock grants, and certain other payments and benefits as set forth in the Separation Agreement. Mr. Andrews will also remain eligible to receive a bonus in respect of the 2016 calendar year to the same extent as if his employment had not terminated, which bonus (if any) will be paid to Mr. Andrews in a manner consistent with other executives with respect to Company performance and individual performance targets.
The foregoing summary of the terms and conditions of the (i) Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and (ii) the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.
ITEM 9.01 — Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Confidential Separation Agreement and Release of All Claims effective as of November 30, 2016 by and between Gregory R. Andrews and CyrusOne LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: December 2, 2016	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Confidential Separation Agreement and Release of All Claims effective as of November 30, 2016 by and between Gregory R. Andrews and CyrusOne LLC

4